Exhibit 10.28

NAMI RESOURCES COMPANY, LLC

NATURAL GAS CONTRACT AND CONFIRMATION

Trade date: May 26, 2003

Confirmation #052803OS

SELLER		BUYER
Nami Resources Company, Inc.		Osram Sylvania Products, Inc.
104 Nami Plaza		1000 Tyrone Pike
Suite 100		Versailles, KY 40383
Lexington, KY 40507

Attention:	Mr. Mike Nami	Attention:	Mr. Jack Ambrose
Phone:	(859) 455-8822	Phone:	(859) 879-1235
Facsimile:	(859) 254-8639	Facsimile:	(859) 879-1302

Term:	May 1 – 31, 2003 and month to month thereafter
Volume:	Up to 4,000 Dth per day
Price	100% of the Appalachia, Columbia Gas Monthly Index price for May, 2003 and each month thereafter as published in Platts Gas Daily
Delivery Point(s):	Columbia Gas Transmission KA-1 pipeline and/or TCO Pool #49505
Type of Delivery:	Firm
Other:	Terms shall remain in effect unless terminated upon thirty (30) days written notice by either Buyer or Seller.

This document must be returned, by facsimile transmission to (859) 254-8639, within one (1) business day of receipt. Failure to return this document signed will deem this confirmation accurate and acceptable to all parties. Thank you for your business.

I acknowledge that this represents the agreement reached between BUYER and SELLER

SELLER		BUYER
NAMI RESOURCES COMPANY, LLC		DOMINION FIELD SERVICES, INC.

By:	/s/ Majeed S. Nami	By:	/s/ Jack Ambrose

Name:	Majeed S. Nami	Name:	Jack Ambrose

Its:	President	Its: